EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Saskya Bedoya, Principal Financial Officer of Carnegie Development Inc (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•
the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2019, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: Feb 15, 2020	/s/ Saskya Bedoya
Saskya Bedoya
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Carnegie Development Inc and will be retained by Carnegie Development Inc and furnished to the Securities and Exchange Commission or its staff upon request.